The Oil & Gas Conference August 11, 2008 Exhibit 99.1

Forward Looking Statements
This presentation includes forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company’s control. All information, other than historical facts included in this presentation, regarding strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management is forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs, pipe and other services and equipment, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the
Securities and Exchange Commission.
This presentation also includes information on reserves potentially recoverable through additional drilling or enhanced recovery operations. Non-proven estimates are generally not permitted to be disclosed in SEC filings and are subject to a substantial risk of not being realized.

Company Overview
Completed IPO in May 2007 (NYSE:CLR)
~$8 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO

nd
largest oil producer in the Rockies
Organic growth strategy focused on unconventional resource plays
L3 years reserve adds – 99% through the drill bit
2007 daily production 29,099 boepd > 2X 2004 level of 14,121 boepd
Focus on hz drilling: >500 hz wells drilled
82% of proved reserves / 76% of production from unconventional resources
~1 million net undeveloped acres concentrated in unconventional resource plays
Strong financial results
$245MM in 2Q08 EBITDAX – an increase of 125% over 2Q07
$220MM of bank debt outstanding as of 6/30/08
100% of oil and gas production unhedged

Continental
RESOURCES

59% CAGR

88% CAGR

27% CAGR

$116
$285
$372
$427
$470
2004 2005 2006 2007 1H 2008
Investment in Asset Base
EBITDAX ($mm)
14,121
19,751
24,707
29,099
31,623
2004 2005 2006 2007 2Q 2008
Production (boepd)
Cash used in investing activities ($mm)
$184
$245
$30
$130
$53
$21
$207
$13
Red River Units
Bakken
Other Rockies
Woodford
Other Mid-Con
Gulf Coast
Land & Seismic
Other
2008 Capex by Region - $883 MM
$73
$134
$325
$483
$276
2004 2005 2006 2007 1H 2008*
* Excludes $71MM for acquisitions.

Financial and Operating Summary
1
Excludes impact of price commodity derivative contracts covering period from August 2007 through April 2008.
2
See page 30 of second quarter Form 10Q and earnings release for a reconciliation of net income to EBITDAX.
3
Operating statistics per boe sold. Oil sales volumes are 35 Mbbls more than oil production volumes for 1H 2008; and 221 Mbbls and 21 Mbbls less than oil production volumes for 2007 and 2006, respectively.
Years ended December 31,
2005
$52.45
$6.93
15,638
24,674
19,751
$285,344
$50.19
7.32
2.22
2.43
$11.97
$38.22
2006
$55.30
$6.08
20,493
25,274
24,707
$372,115
$52.09
6.99
2.48
2.24
$11.71
$40.38
2007
$63.55
$5.87
23,832
31,599
29,099
$469,885
$58.32
7.35
3.13
1.92
$12.40
$45.92
1H 2008
$104.43
$8.25
24,080
41,098
30,930
$426,738
$92.34
8.83
5.38
2.46
$16.67
$75.67
Realized oil price ($/bbl)¹
Realized natural gas price ($/Mcf)
Oil production (boepd)
Natural gas production (Mcfd)
Total production (boepd)
EBITDAX ($000’s)²
Key Operational Statistics³
Average oil equivalent price¹
Production expense
Production tax
G&A (ex non-cash equity compensation)
Total cash costs
Cash margin
2004
$38.85
$5.06
10,104
24,093
14,121
$116,498
$36.45
8.49
2.39
2.02
$12.90
$23.55

Operational Overview
Red River Units 50%
Bakken Field 25%
Other Rockies - 7%
Mid-Continent 11%
Gulf
Coast
<1%
Total proved reserves (12/31/07) = 134.6 MMboe
74% PDP /  77% oil / 12.7 R/P / Operate 93% of PV-10%
Unconventional
82%
Red River Units 43%
Bakken Field 27%
Other Rockies - 8%
Mid-Continent 14%
Gulf Coast
2%
Avg. daily production (Q2 2008) = 31.6 Mboepd
Unconventional
76%
1,306 net producing wells with
>1,000 net drilling locations
Mid-Continent
Proved reserves: 24.3 MMboe
Gulf Coast
Proved reserves: 0.3 MMboe
Rockies
Proved reserves: 110.0 MMboe
Proved Reserves by Geography
Production by Geography
Woodford - 6%
Woodford - 7%
Gulf Coast
Proved reserves: 0.3 MMboe
Rockies
Proved reserves: 110.0 MMboe
Regional office
Headquarters
Counties with acreage
holdings are highlighted

Key Drilling Projects
Development (36% 2008 D&C capex)
Red River Units: 50% proved reserves and
43% production
Montana Bakken Shale: 20% proved
reserves and 20% production
Impact plays (48% 2008 D&C capex)
North Dakota Bakken Shale: 376,000 net
acres
Oklahoma Woodford Shale: 46,000 net
acres
Estimated exit rate 43,000 boepd
(36% increase over 2Q 2008)
13 operated drilling rigs at Jan. 2008
29 operated drillings currently, with 35
planned by year end
Red River
Units
MT
Bakken
ND
Bakken
Arkoma
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Impact Plays

Continental
RESOURCES

Washington
Oregon
Idaho
Wyoming
North Dakota
South Dakota
Minnesota
Wisconsin
Nebraska
Iowa
Colorado
Illinois
Indiana
New Mexico
South Carolina
Georgia
Maine
Massachusetts
New Jersey

CLR Unconventional Resource Plays
~1,000,000 net acres in unconventional plays and growing
Shale Basin
Overthrust Belt
Marfa Woodford/
Barnett – 67,000
Anadarko Woodford – 95,000
Atoka – 32,000
Lewis – 27,000
Arkoma Woodford
– 46,000
Haynesville – 20,000
New Albany – 46,000
Marcellus, Rhinestreet,
Huron – 88,000
Bakken – 529,000
Red River – 77,000

Continental
RESOURCES

MT Bakken
Red River Units
NORTH DAKOTA
MONTANA
SOUTH DAKOTA

8 Rocky Mountain Operations ND Bakken

Continental
RESOURCES

Montana
North Dakota
N
W
E
S
Dawson
Wibaux
Golden Valley
Billings
Stark
Prairie
Custer
Slope
Fallon
Bowman
Carter
Harding
CLR Exploratory
CLR Operated Units
Others Units
South Dakota

Red River Units
Cedar Hills Units: the
13th
largest onshore
L48 oilfield
Development started in 1995 with horizontal
drilling
Enhanced recovery operations began in 2003
CLR:  67.9 MMboe proved reserves
13,551 net boepd in 2Q 2008
Implementing infield horizontal drilling and re-
entry drilling program to accelerate production
and enhance sweep efficiency
Developing Cedar Hills on 320 acre / producer
Forecast peak at ~21 net Mboepd in late ’09
$184MM in 2008 capex / 5 to 6 drilling rigs
Haley Prospect
77,000 net acres
Extension of Red River B
95 square miles of 3D being acquired
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo
Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine Pole
Hills Unit
25 Miles 25 Miles
Haley

Montana
North Dakota
Sheridan
Divide
Burke
Renville
Williams
Roosevelt
Mountrail
McKenzie
Dawson
Mercer
Golden Valley
Stark

Bakken Shale
Largest unconventional oil resource
play in the L48 U.S.
~4B boe technologically recoverable
reserves (USGS)
Play is being developed through hz drilling
and advanced fracture stimulation
CLR is largest leaseholder with
529,000 net acres
Currently have 13 operated rigs drilling,
increasing to 16 by year end
8,445 net boepd in 2Q 2008
70+ rigs operating
ConocoPhillips
EOG Resources
Hess
Marathon
CLR  acreage Horizontal Bakken producer
Williston    Basin
Outline of  potential
Bakken  production

Continental
RESOURCES

27/50
25/50
24/50
24/51
22/54
22/55
22/57
21/59

Richland County, MT Bakken
Joann 1-32H (83% WI)
Three Forks/Sanish test
– late 3Q08 spud
Finnicum 1-25H (48% WI)
– 228 boepd
Lea Joe 1-1H  (63% WI)
– 609 boepd
Constance 3-7H (73% WI)
– 315 boepd
Marla 3-35H (95% WI)
– 236 boepd
Swenseid 3-9H   (95% WI)
– 336 boepd
320-acre single lateral Bakken well
CLR acreage
640-acre tri-lateral Bakken well
Three Forks/Sanish test location

Williams
Roosevelt
McKenzie
Dawson
Golden Valley
Stark
Mercer
18 Miles

Bakken Shale Geologic Cross-Section
20’
60’
40’
120’
Upper Bakken
A
Three Forks
Lodgepole
Middle
Bakken
Lower Bakken
B
Sanish Sanish
Dolomite/Silty Dolomite
Shaley Limestone/Limey Shale
Sand
Shale
Over-pressured, oil bearing rock that is
both source and reservoir for the oil
Upper Bakken Shale
Highly organic (up to 20% TOC)
Brittle due to high silica content
Middle Member
Varies from dolomite, sand, shaley lime
and shale across the basin
Porosity is low, averaging 5%
Lower Shale
Similar to Upper Shale
Micro-fractured due to oil generation
Macro-fractured locally due to
tectonics
Depths 8,500’-11,000’
B
Approx. limit of thermally
mature Bakken
MT  ND
Bakken Pinch-out
A
ND Bakken wells
drilled since 12/2003

Divide
Burke
Renville
Williams
Mountrail
McKenzie
Mercer
Dunn
Billings
Golden Valley

13
ND Bakken – Recent Activity
THREE FORKS HORIZONTAL
CLR OPERATED
CLR NON-OPERATED
NO CLR INTEREST
First and second Three Forks/Sanish
wells completed in 2Q08
Bice 1-29H (44% WI) in Dunn Co. (693
gross boepd)
Mathistad 1-35H (40% WI) in McKenzie Co.
(1,260 gross boepd)
Drilling program now targeting TFS
Expect to increase operated rig count
from 10 currently to 12 by year end in ND
Gross wells completed
Net wells completed
Gross 7-day avg. IP
rate
2Q08
33
8.7
513 boepd
1Q08

3.7
455 boepd

Continental
RESOURCES

Burke
Williams
Mountrail
McKenzie
Dunn
Billings
75
100
50

Interval -- Three Forks/Sanish to Top of Middle Bakken
Northern 2/3s of ND Bakken acreage has
50’ or more separation
Given the low porosity/perm of the rock,
our theory is that the TFS is a separate
reservoir from the Middle Bakken
Exception: Areas where the interval thins
Exception: Areas where there is significant
vertical fracturing due to tectonics
CLR-operated Three Forks/Sanish wells being
drilled or completed.
CLR-operated Three Forks/Sanish wells in
production.
Omlid 1-7H
Maryann 1-15H
Kirkland 1-33H
Croff 1-2H
Mathistad 1-35H –
1,260 boepd
Bice 1-29H –
693 boepd
Ronholdt 1-16H
Oscar 1-25H
Glasoe 1-18H
Elveida 1-33H
Arvid 1-34H
Viola 1-7H
Omar 1-1H
Malcolm 1-29H
Morris 1-23H
Gale 1-32H
Skachenko 1-31H
Sloan 1-17H

Arkoma Woodford Shale
Unconventional gas
resource play
40+ industry-operated rigs
(Newfield, Antero, Devon) in the
Arkoma Woodford
CLR: 46,000 net acres
Significant reserve and
production growth potential
$130MM in 2008 capex
Increasing from 5 operated
drilling rigs currently to 7 by year
end
Acquired 26 square miles of 3D
in Salt Creek and acquiring 55
square miles in E. McAlester
Caney Shale upside
12 miles
SALT CREEK
exploratory
EAST MCALESTER
exploratory
4-well Simul-frac
Avg. 3.5 MMcfd/well
2-well Simul-frac
Avg. 6.8 MMcfd/well
2-well Simul-fracs
Scheduled 3Q08
CLR Operated WOC CLR Operated Producer CLR 2008 Wells to be drilled
Woodford Producer CLR Acreage Inset: CLR 2008
Completed Wells
Inset: CLR 2008
Wells to be drilled
ASHLAND
development

ND Bakken & Arkoma Woodford
1. CLR internal economic model, based on gross reserves per well of 400,000 boe for ND Bakken and
3,000 MMcf for Woodford.
2. Assumes 1 well per section for ND Bakken and 8 wells per section for Arkoma Woodford.
Reserve potential
Net reserves/well
Net potential unbooked locations
Reserve potential
Net boe/well
Estimated avg. D&C
Pre-tax IRR
@$80/bbl & $8/Mcf
@$100/bbl & $10/Mcf
ND Bakken
325,000 boe
546
177 MMboe
325,000 boe
$5.8MM
40%
69%
Arkoma
Woodford
2,400 MMcf
541
1.3 Tcf
400,000 boe
$5.0MM
69%
122%
Totals
1,087
387 MMboe

Trenton/Black River – Hillsdale Co., MI
Single largest field in Michigan --
Albion-Scipio and Stony Point
Field have produced ~190
MMboe.
CLR: 47,000 net acres
10 gross (6.8 net) wells drilled
with 90% success rate as of July
2008
Have applied for DEQ ruling on
increased production allowable,
with response expected
Sept./Oct.
3D seismic being acquired in
preparation for multi-well drilling
program in 4Q
Albion-Scipio Field, discovered in 1956
5 Miles
Albion-Scipio Field
Stoney Point
Hog Heaven
3-D 6.5 mi.
Chicago/Norad 3-D
20 mi. (processing)
Dog Leg 3-D
3-D 4.5 mi.
Kittyhawk 3-D
Fred Bear 3-D
(proposed)
Young 11-34 (testing)
Pridgeon 3-3 (planned
hz)
Lindemann 1-36 – testing
Clark 1-36 – 5 BOPD
McArthur 1-36 – 110 BOPD
Boardman 1-1 – 200 BOPD
Anspaugh 1-1 – 110 BOPD
Wessel 1-6 – 110 BOPD
Wessel 2-6A– 110 BOPD
Wessel 1-1 – dry hole

Summary
High quality, proved reserve base
Crude oil-concentrated, long-lived, high operated %
Track record of low cost growth through the drill bit
L3 years cash flow from operations $1,075MM  vs. $942MM cash invested
Focused on horizontal drilling in unconventional resource plays
Low risk production growth in Red River Units
~7,500 boepd expected production growth over next 1+ years
Significant future production and reserve growth opportunities in several emerging plays
387 MMboe unbooked potential reserves in ND Bakken & Arkoma Woodford
vs. 2007 year-end reserves of 135 MMboe
Large acreage position in other emerging shale plays, including Anadarko
Woodford, Marcellus, Rhinestreet, Huron, Atoka, Haynesville and others
Low cash costs with one of the highest net operating margins
Significant valuation and competitive advantage